EXHIBIT 99.5


                              EMPLOYMENT AGREEMENT
                              --------------------


This Employment Agreement ("Agreement") is made effective as of August 23, 2004 ("Effective Date"), by and between Andrew C. Schmidt ("Employee") and Genius Products, Inc., a Nevada corporation ("Employer" or "Company"), located at 740 Lomas Santa Fe, Suite 210, Solana Beach, California 92075:

Employer would like to engage the services of Employee for Employee's skills as a Chief Financial Officer and related services as requested by Employer on a full-time basis, and Employee would like to be so engaged;

Employer and Employee have agreed on terms for such services and compensation therefor; and

Employer and Employee wish to enter into this Agreement to document the relationship in order to set forth (a) Employee's services and compensation, (b) the terms of Employee's employment, including the "at-will" nature thereof, (c) Employer's exclusive ownership of all proprietary information relating to Employer, (d) certain confidentiality matters, and (e) the manner in which proprietary information produced or acquired by Employee during such relationship shall be handled and made the sole property of Employer;

In consideration of the foregoing and in exchange for the promises and other good consideration contained in this Agreement, Employee and Employer agree as follows:

1. SERVICES; TITLE. Employee shall operate as a member of Employer's management team and provide such management and planning responsibilities and other services as Employer shall reasonably request to be performed (together, the "Services") on a full-time basis and shall devote substantially all of Employee's work efforts to the business and operations of Employer. Employee shall report directly to the Chief Executive Officer and President of Employer. Employee's title, subject to change by Employer at any time, shall be "Chief Financial Officer".

2. COMPENSATION, BENEFITS AND REVIEWS. Subject to all the other terms of this Agreement, for Employee's performance of the Services, Employer shall:

         (a) pay Employee's salary by check twice per month in equal installments in accordance with Employer's regular salary payment schedule, which shall be paid at the rate (before deductions for advances and deductions made at Employee's request, if any, and for deductions required by federal, state and local law) of $160,000 per year commencing as of August 23, 2004.

         (b) at the sole option of Employer, pay Employee a year-end performance bonus in the form of cash or shares of Genius Products, Inc. Common Stock.

         (c) grant an option to Employee in the form of ANNEX B hereto (the "Options") to purchase 75,000 shares of Genius Products, Inc. Common Stock, the terms (including, without limitation, the option price and the time of vesting of the shares issuable pursuant thereto) of which Options shall be governed by the face thereof except to the extent such terms are superseded by Employer's stock option plan currently in effect, a copy of which is attached hereto as ANNEX C. The Options shall be priced at an exercise price that is the weighted average of the closing price per share of the Employer's stock for the three weeks prior to the Effective Date and shall vest on the one-year anniversary of the grant date.

         (d) grant Employee the option to participate in all of the benefit plans offered by Employer to its Employees generally, including without limitation, insurance plans, 401(k) and other savings plans, Section 125 (cafeteria) and similar pre-tax expense plans, etc. Employee understands that Employer has only a Blue Cross PPO health plan and no other benefit plan as of the date of this Agreement.

         (e) grant Employee private health care insurance for Employee and Employee's dependents, a cellular telephone, computers and similar devices, and such other benefits as Employer shall determine to provide to any of its employees from time to time. Employer shall pay directly to Employee the Employer's portion of the cost of private health care insurance until such time as the Employee becomes eligible for coverage under Employer's Blue Cross PPO health plan.

         (f) reimburse Employee for all reasonable travel, meals, lodging, communications, entertainment and other business expenses incurred by Employee in connection with Employee's performance under this Agreement.

         (g) grant Employee three (3) weeks' vacation with pay for each twelve-month period, taken at times agreed with Employer.

3. TERM AND TERMINATION. The term of this Agreement is one (1) year from Employee's first complete day of service to Employer under this Agreement unless earlier terminated by Employer in Employer's sole discretion. A renewal of this Agreement will be considered by the Employer at least sixty (60) days before termination date of the Agreement. The term of this Agreement may be terminated "at will" by Employer or Employee at any time and for any reason or for no reason. Following the first three (3) months of Employee's service, in the event Employee shall be terminated by Employer without "Cause" (as defined below) Employer shall provide Employee with the compensation required by clause (a) and clause (e) of Paragraph 2 of this Agreement as of the termination date for a three (3) month period (the "Severance Period") following the date of such termination plus all accrued but unpaid salary and vacation time to the date of termination, with the salary portion of all such compensation payable in cash in a lump sum (less deductions required by law) due immediately upon such termination. Upon termination of Employee's employment with Employer for Cause, Employer shall be under no further obligation to Employee for salary or other compensation except to pay all accrued but unpaid salary and accrued vacation time to the date of termination thereof and to continue Employee's benefits under Paragraph 2 for a period of thirty (30) days. For purposes of this Agreement, "Cause" shall mean (i) conviction of a felony, or a misdemeanor where imprisonment is imposed, or (ii) Employee's entering into any arrangement with or providing of any services to any company, business or person that produces or markets children's or infant's video or music other than Genius Products, Inc. and its controlled or controlling affiliates and successors, (iii) any material breach of this Agreement, or (iv) any act of dishonesty in the performance of work under this Agreement or related to Genius Products or conflict of interest with the company. If Employee shall die during the term of this Agreement, Employer shall provide to Employee's heirs or personal representatives the same compensation Employer would have paid under this Paragraph 3 to Employee if Employee had been terminated without cause on the day before the date of Employee's death.

4. CONFIDENTIALITY OF TERMS; TERMINATION CERTIFICATE. Employee covenants and agrees that, other than acknowledging the existence of an independent Employee relationship between Employer and Employee and as otherwise required by law, Employee shall not at any time divulge, directly or indirectly, any of the terms of this Agreement to any person or entity other than Employee's legal counsel. Upon the termination of Employee's engagement under this Agreement for any reason whatsoever, Employee agrees to sign, date and deliver to Employer a "Termination Certificate" in the form of ANNEX A hereto and to deliver and take all other action necessary to transfer promptly to Employer all records, materials, equipment, drawings, documents and data of any nature pertaining to any invention, trade secret or confidential information of Employer or to Employee's engagement, and Employee will not take with Employee any description containing or pertaining to any confidential information, knowledge or data of Employer that Employee may produce or obtain during the course of Employee's engagement under this Agreement. This Paragraph 4 shall survive indefinitely any termination of this Agreement or Employee's engagement hereunder.

5. NONDISCLOSURE. Employee agrees to keep confidential and not to disclose or make any use of (except for the benefit of Employer), at any time, either during or after Employee's engagement under this Agreement, any trade secrets, confidential information, knowledge, data or other information of Employer relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies or other subject matters pertaining to any business or future business of Employer or any of its clients, customers, Employees, licensees or affiliates, which Employee may produce, obtain or otherwise acquire or become aware of during the course of Employee's engagement under this Agreement. Employee further agrees not to deliver, reproduce or in any way allow any such trade secrets, confidential information, knowledge, data or other information, or any documentation relating thereto, to be delivered or used by any third party without specific direction or consent of a duly authorized officer of Employer. This Paragraph 5 shall survive indefinitely any termination of this Agreement or Employee's engagement hereunder and shall be read in addition to, and shall not reduce the restrictions of this Agreement on Employee or limit Employer's rights in any way with respect to, any other agreement between Employee and Employer.

6. WORK FOR HIRE; OWNERSHIP OF INTELLECTUAL PROPERTY. Employee understands and agrees that all of Employee's work and the results thereof in connection with the Employer and the Services, whether made solely by Employee or jointly with others, during the period of Employee's association with Employer, that relate in any manner to the actual or anticipated business, work, activities, research or development of Employer or its affiliates, or that result from or are suggested by any task assigned to Employee or any activity performed by Employee on behalf of Employer, shall be the sole property of the Employer, and, to the extent necessary to ensure that all such property shall belong solely to the Employer, Employee by Employee's execution of this Agreement transfers to the Employer any and all right and interest Employee may possess in such intellectual property and other assets created in connection with Employee's employment by Employer and that may be acquired by Employee during the term of this Agreement from any source that relate, directly or indirectly, to Employer's business and future business, in each case without restriction of any kind. Employee also agrees to take any and all actions requested by Employer to preserve Employer's rights with respect to any of the foregoing. This Paragraph 6 shall survive indefinitely any termination of this Agreement or Employee's engagement hereunder and shall be read in addition to, and shall not reduce the restrictions of this Agreement on Employee or limit Employer's rights in any way with respect to, any other agreement between Employee and Employer.

7. NON-COMPETE. During the term of this Agreement and for one (1) year following the termination of the Agreement, in order to protect the Company's trade secrets and confidential information, Employee shall not (i) enter into any arrangement with or provide any services to any company, business or person that produces or markets children's or infants' video or music; (ii) represent, sell or assist in developing any products that directly compete with Employer's current products or any products Employer is planning to develop for sale to its customers or licensees; (iii) call on, solicit, or take away any of Employer's customers or potential customers Employee became aware of as a result of performing services under this Agreement; or (iv) solicit or hire away any of Employer's employees or contractors Employee became aware of as a result of performing services under this Agreement.

8. NO PARTNERSHIP; NOT ASSIGNABLE BY EMPLOYEE. This Agreement is between Employee, as such, and Employer, as at-will employer, and shall not form or be deemed to form a partnership or joint venture. Employer's rights, benefits, duties and obligations under this Agreement shall inure to its successors and assigns. Employee's rights, obligations and duties under this Agreement are personal to Employee and may not be assigned.

9. TRADE SECRETS OF OTHERS: Employee represents that Employee's performance of all the terms of this Agreement and as the Employer's Employee does not and will not breach any agreement to keep in confidence any proprietary information, knowledge or data acquired by Employee in confidence or in trust prior to Employee's engagement under this Agreement, and Employee will not disclose to Employer or induce Employer to use any confidential or proprietary information or material belonging to any other person or entity. Employee agrees not to enter into any agreement, either written or oral, in conflict with this Paragraph 9.

10. EMPLOYEE'S REPRESENTATIONS AND WARRANTIES. Other than as set forth in Paragraph 13 below, Employee represents, warrants, covenants, understands and agrees that: (i) Employee is free to enter into this Agreement; (ii) Employee is not obligated or a party to any engagement, commitment or agreement with any person or entity that will, does or could conflict with or interfere with Employee's full and faithful performance of this Agreement, nor does Employee have any commitment, engagement or agreement of any kind requiring Employee to render services or preventing or restricting Employee from rendering services or respecting the disposition of any rights or assets that Employee has or may hereafter acquire or create in connection with the Services and the results thereof; (iii) other than as required by law, Employee shall not at any time divulge, directly or indirectly, any of the terms of this Agreement to any person or entity other than Employee's legal counsel; (iv) Employee shall not use any material or content of any kind in connection with Employer's products, software or website that is copyrighted or owned or licensed by a party other than Employer or that would or could infringe the rights of any other party; (v) Employee shall not use in the course of Employee's performance under this Agreement, and shall not disclose to Employer, any confidential information belonging, in part or in whole, to any third party; (vi) EMPLOYEE UNDERSTANDS ALL OF THE TERMS OF THIS EMPLOYMENT AGREEMENT, AND HAS REVIEWED THIS AGREEMENT FULLY AND IN DETAIL BEFORE AGREEING TO EACH AND ALL OF THE PROVISIONS HEREOF, UNDERSTANDS THAT EMPLOYER MAY TERMINATE EMPLOYEE "AT WILL" WITH THE ONLY COMPENSATION OR RECOURSE BEING PROVIDED FOR BY THIS AGREEMENT; and (vii) no statement, representation, promise, or inducement has been made to Employee, in connection with the terms of this Agreement, the execution hereof or otherwise, except as is expressly set forth in this Agreement.

11. GOVERNING LAW; ARBITRATION. This Agreement shall be subject to and construed in accordance with the laws of the State of California applicable to agreements entered into and to be performed fully therein and without giving effect to conflicts of laws principles thereof. In the event of any dispute in connection with the Services or this Agreement that cannot be resolved privately between the parties, resolution of such dispute shall be through binding arbitration conducted in the County of San Diego, California by a mutually agreed arbitrator, and if the parties cannot agree, under the Employment Rules of the American Arbitration Association then in effect that are not contrary to the provisions of this Agreement. Employer shall pay the costs of arbitration. Nothing contained in this Paragraph 11 shall limit either party's right to seek temporary restraining orders or injunctive or other equitable relief in the Superior Court, County of San Diego, State of California, in connection with this Agreement. EMPLOYEE UNDERSTANDS THAT BY AGREEING TO ARBITRATION IN THE EVENT OF A DISPUTE BETWEEN EMPLOYER AND EMPLOYEE, EMPLOYEE IS EXPRESSLY WAIVING EMPLOYEE'S RIGHT TO REQUEST A TRIAL BY JURY IN A COURT OF LAW. Employee shall be expected to sign Genius Product's Arbitration Policy, which shall prevail in the event of any conflict with this Agreement, but whether or not signed, this Arbitration provision shall be effective.

12. ENTIRE AGREEMENT; MODIFICATION; WAIVER; CONSTRUCTION GENERALLY. This Agreement constitutes the entire agreement between Employer and Employee relating to the subject matter hereof, and, other than as expressly set forth in the last sentence of each of Paragraphs 5 and 6 solely for the benefit of Employer, supersedes all previous agreements, if any, whether oral, written or unwritten, pertaining thereto. Other than the agreements expressly contemplated by this Agreement, there is no separate agreement, contract or understanding, express or implied between Employer and Employee. No provision of this Agreement shall be construed strictly against any party hereto, including, without limitation, the drafter hereof or thereof. Neither this Agreement nor any provision may be amended, waived or modified in any way other than by a writing executed by the party against whom such amendment, waiver or modification would be enforced. No failure to exercise, and no delay in exercising and no course of dealing with respect to any term of this Agreement shall operate as a waiver. No waiver by any party of a breach of any provision shall be deemed a waiver of any subsequent breach. The rights and remedies provided by this Agreement are cumulative, and the exercise of any right or remedy by either party hereto (or by its successor), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies. The headings or titles of the paragraphs of this Agreement are inserted solely for convenience and are not a part of, nor shall they be used or referred to in the construction of, any provision of this Agreement. Words in the singular number shall include the plural, and vice versa. Whenever examples are used in this Agreement with the words "including," "for example," "any," "e.g.," "such as," "etc." or any derivation thereof, such examples are intended to be illustrative and not in limitation thereof. All references to the masculine, feminine or neuter genders shall mean and include all genders.


      [Remainder of page intentionally left blank. Signature page follows.]

Each of the undersigned has set forth its signature below:



EMPLOYER:

Genius Products, Inc., a Nevada corporation



By:    /S/ KLAUS MOELLER
       ---------------------------
Name:  KLAUS MOELLER

Title: CEO

Date:  08/23/04




EMPLOYEE:

By:    /S/ ANDREW C. SCHMIDT
       ---------------------------

Name:  ANDREW C. SCHMIDT

Date:  08/23/04

                                                                         ANNEX A
                                                                         -------

                             TERMINATION CERTIFICATE
                             -----------------------


This is to certify that Employee does not have in the Employee's possession, and Employee has returned to Employer any and all customer information, records, files, programs, documents, data, specifications, drawings, blueprints, reproductions, sketches, notes, reports, proposals, or copies of them, or other documents or materials, equipment, or other property or assets belonging to Genius Products, Inc. ("Employer"), its successors and assigns.

Employee further certifies that Employee has fully complied with and will continue to comply with all the terms of the Employment Agreement dated as of _________,__, 2004, between Employer and the Employee (the "Agreement").

Employee further agrees that, in compliance with the Agreement, Employee will preserve as confidential all any trade secrets, confidential information, knowledge, data or other information of Employer relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies or other subject matters pertaining to any business of Employer or any of its clients, customers, Employees, licensees or affiliates, that Employee produced, obtained or otherwise acquired or became aware of during the course of Employee's engagement under the Agreement.


EMPLOYEE:



By:    _________________________

Name:  _________________________

Date:  _________________________

                                                                         ANNEX B
                                                                         -------



                            [STOCK OPTION AGREEMENT]

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           SECOND AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN


         This Non-Qualified Stock Option Agreement is dated as of August 23, 2004 (the "Option Agreement"), and is made by and between Genius Products, Inc. (the "COMPANY") and Andrew C. Schmidt (the "GRANTEE").

         WHEREAS, the Grantee is an officer of the Company and will render valuable services;

         WHEREAS, the Company in recognition of such services has granted a non-qualified option (the "OPTION") to Grantee as set forth therein and herein; and

         WHEREAS, the parties wish to ratify and memorialize the grant and the terms and conditions by which the Option is governed; and

         WHEREAS, the Company has adopted a stock option plan entitled 2000 Second Amended and Restated Non-Qualified Stock Option Plan (the "PLAN") originally adopted by the board of directors on May 25, 2000, and as amended on June 12, 2001 and November 20, 2001, under which shares of the Company's common stock into which the Option is exercisable have been registered with the Securities and Exchange Commission pursuant to a Form S-8 filed on May 25, 2000, which will be amended by a subsequent filing of a Form S-8 to include the current version of the Plan and increasing the number of shares subject to the Plan;

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. GRANT OF OPTION. The Company hereby confirms the grant to Grantee of the Option to purchase shares of common stock of the Company (the "SHARES"), subject to the terms and conditions of this Option Agreement and those of the Plan (which is incorporated herein by reference), as follows:

DATE OF GRANT     NO. OF SHARES    EXERCISE PRICE    VESTING DATE(S)   TERM
-------------     -------------    --------------    ---------------   ----
August 23, 2004   75,000           $1.44             August 23, 2005   10 years
                                                                       from date
                                                                       of grant

         In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. This Option is intended to be treated as a non-statutory (non-qualified) stock option.


                                   Annex B-1

         Section 2. EXERCISE OF OPTION.

             (a) RIGHT TO EXERCISE. This Option to purchase Shares shall be exercisable at any time after the applicable Vesting Date and prior to the end of the Term, subject to the applicable provisions of the Plan and this Option Agreement.

             (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached hereto as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the payment of the aggregate Exercise Price.

             (c) COMPLIANCE WITH APPLICABLE LAW. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with all applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares.

         Section 3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the sole discretion of the Company:

             (a) cash or check;

             (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

             (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Grantee for more than six (6) months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         Section 4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Grantee only by Grantee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee.

         Section 5. TERM OF OPTION. This Option may be exercised only prior to the expiration of the Option pursuant to the terms of the Plan and this Option Agreement and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         Section 6. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.


                                   Annex B-2

             (a) EXERCISE OF NON-QUALIFIED STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Grantee is an employee or a former employee, the Company will be required to withhold from Grantee's compensation or collect from Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

             (b) DISPOSITION OF SHARES. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         Section 7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and Grantee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

         Section 8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Grantee and his or her heirs, executors, administrators, successors and assigns.

         Section 9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Grantee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         Section 10. RECEIPT OF PLAN. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Grantee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Grantee further agrees to notify the Company upon any change in the Grantee's residence address.

                  [Remainder of page intentionally left blank.]


                                   Annex B-3

         IN WITNESS WHEREOF, this Stock Option Agreement is executed on behalf of the Corporation and its duly authorized officer and by Grantee as of the date first written above.

GRANTEE                                          GENIUS PRODUCTS, INC.


/S/ ANDREW C. SCHMIDT                            By:  /S/ KLAUS MOELLER
---------------------------------                     --------------------------
Andrew C. Schmidt                                     Klaus Moeller
                                                 Its: Chief Executive Officer
State of Residence:    CA



                                   Annex B-4

                                    EXHIBIT A
                                    ---------

                             [LETTERHEAD OF GRANTEE]


[Date]

Genius Products, Inc.
740 Lomas Santa Fe, Suite 210
Solana Beach, CA  92075

Attention:  Corporate Secretary


                                 EXERCISE NOTICE
                      2000 NON-QUALIFIED STOCK OPTION PLAN
                      ------------------------------------

         1. EXERCISE OF OPTION. The undersigned ("GRANTEE") hereby elects to exercise Grantee's option to purchase _________ shares of the Common Stock (the "SHARES") of Genius Products, Inc. (the "COMPANY") under and pursuant to that certain plan entitled the Second Amended and Restated 2000 Non-Qualified Stock Option Plan adopted by the Company originally as of May 25, 2000, and as amended on June 12, 2001, and November 20, 2001 (the "PLAN") and the Stock Option Agreement dated August 23, 2004 (the "OPTION AGREEMENT").

         2. DELIVERY OF PAYMENT. Grantee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

         3. REPRESENTATIONS OF GRANTEE. Grantee acknowledges that Grantee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. The Grantee is a resident of the State of ____________.

         5. The Grantee represents and agrees that if the Grantee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Grantee desires to sell any of the Stock, the Grantee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

         6. The foregoing representations and warranties are given on ____________, 200_, at ____________, ___________.

         7. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Grantee as soon as practicable after the Option is exercised.


                                   Annex B-5

         8. TAX CONSULTATION. Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee's purchase or disposition of the Shares. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the purchase or disposition of the Shares and that Grantee is not relying on the Company for any tax advice.

         9. TRANSFER RESTRICTIONS; STOP-TRANSFER ORDER.

         (a) REFUSAL TO TRANSFER. Grantee acknowledges and agrees that the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         (b) STOP-TRANSFER NOTICES. Grantee agrees that, in order to ensure compliance with the restrictions referred to in the Option Agreement, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.


Submitted by:                               Accepted by:

GRANTEE                                     GENIUS PRODUCTS, INC.


_______________________________             By: ________________________________
Signature                                   Name: ______________________________
                                            Title: _____________________________

_______________________________             ____________________________________
Print Name                                  Date received



                                   Annex B-6
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                                                                         ANNEX C
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       [STOCK OPTION PLAN - SEE EXHIBIT 10.2 OF THE COMPANY'S FORM 10-KSB,
               AMENDMENT #1, FILED WITH THE SEC ON APRIL 30, 2002]